UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 5, 2004

EURAMAX INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

Delaware	333-05978	58-2502320
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Pkwy Suite 350, Norcross, Georgia, 30092
(Address of Principal Executive Offices) (Zip Code)

(770) 449-7066

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events

Effective August 5, 2004, the Company adopted a code of ethics applicable to its officers (including the Company’s chief executive officer, chief financial officer and controller) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics has been attached to this report as Exhibit 99.1. In the event that the Company amends or waives any of the provisions of the Code of Business Conduct and Ethics applicable to the Company’s chief executive officer, chief financial officer or controller, the Company intends to publicly disclose the same.

Item 7.    Financial Statements and Exhibits.

(c)                      Exhibits

Exhibit Number	Description

99.1	Code of Business Conduct and Ethics.

99.2	Press release issued by Euramax International, Inc. on August 5, 2004 announcing 2004 second quarter results.

Item 12.  Results of Operations and Financial Condition.

On August 5, 2004, the Company issued a press release announcing its 2004 second quarter results.  The information contained in the Press Release filed as Exhibit 99.2 is furnished pursuant to Item 12.

The information in this report relating to the Company’s results of operations and financial condition (including Exhibit 99.2) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURAMAX INTERNATIONAL, INC.

	By:	/s/ R. SCOTT VANSANT
		Name:	R. Scott Vansant
		Title:	Chief Financial Officer and Secretary

Dated: August 12, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Code of Business Conduct and Ethics
99.2	Press release issued by Euramax International, Inc. on August 5, 2004 announcing 2004 second quarter results.